                                                                    EXHIBIT 10.7

                               ROCK-TENN COMPANY

                          AMENDMENT NUMBER ONE TO THE
                         ROCK-TENN COMPANY PENSION PLAN

     Pursuant to the power reserved in sec. 11.5 of the Rock-Tenn Company Pension Plan as amended and restated effective as of October 1, 1989 ("Plan"), the Rock-Tenn Company ("Plan Sponsor") hereby amends the Plan as follows:

                                     SEC. 1

     By amending sec. 6.4, Timing, effective as of October 1, 1989 to add the following new paragraphs (d) and (e):

          (d) If Participant Dies Before Entire Interest is Distributed. If benefits have commenced and the Participant dies prior to receiving his entire interest under this Plan, the remaining portion of such interest shall be distributed to his designated Beneficiary at least as rapidly as under the method of distribution selected by the Participant.

          (e) Special TEFRA 242(b)(2) Elections. Any distributions made pursuant to a designation made before January 1, 1984 in accordance with sec. 242(b)(2) of the Tax Equity and Fiscal Responsibility Act of 1982 shall meet the requirements of Code sec. 401(a)(9) as in effect on December 31, 1983 and shall satisfy the requirements of Code sec.sec. 401(a)(11) and 417.

                                     SEC. 2

     This amendment is being made pursuant to the Plan Sponsor's application for and is conditioned upon the receipt of a favorable determination letter that the Plan satisfies the applicable requirements of Code sec. 401(a), sec. 501(a) and the related Code sections.

                                          ROCK-TENN COMPANY

                                          By:     /s/ DAVID C. NICHOLSON
                                            ------------------------------------
                                                     David C. Nicholson
                                                Senior Vice President, Chief
                                                          Financial
                                                   Officer and Secretary

                                          August 29, 1996

ATTEST:

By:        /s/ PAUL G. SAARI
    ----------------------------------
              Paul G. Saari
       Vice President, Finance and
               Information
     Systems and Assistant Secretary

August 29, 1996